UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 19, 2005

ESPEY MFG & ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-4383 (Commission File Number)	14-1387171 (I.R.S. Employer Identification No.)

233 Ballston Avenue Saratoga Springs, New York (Address of principal executive offices)	12866 (Zip Code)

(Registrant’s telephone number, including area code):
(518) 584-4100

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a)	On October 19, 2005, The Audit Committee of the Board of Directors of Espey Mfg. & Electronics Corp. (the “Company”) dismissed KPMG LLP as its independent registered public accounting firm. The Audit Committee had determined that it was in the Company’s best interest to seek audit services from a regional, as opposed to one of the “big four” accounting firms.

(b)	The reports of KPMG LLP on the Company’s consolidated financial statements for each of the two years in the period ended June 30, 2004 and 2005, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(c)	During the two year period ended June 30, 2005, and the subsequent interim period preceding the dismissal of KPMG LLP on October 19, 2005, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG LLP, would have caused the firm to make reference to the matter of the disagreement in their reports.

(d)	During the two year period ended June 30, 2005, and the subsequent interim period preceding the dismissal of KPMG LLP on October 19, 2005, no reportable events occurred in connection with the relationship between KPMG LLP and the Company.

(e)	The Company has requested KPMG LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter is attached as Exhibit 16.1 to this report.

(f)	The Company’s Audit Committee engaged Rotenberg & Co. LLP as the Company’s independent public accountants effective October 19, 2005. During the Company’s two most recent fiscal years and the subsequent interim period prior to engaging Rotenberg & Co. LLP neither the Company nor anyone on its behalf consulted with Rotenberg & Co. LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Rotenberg & Co. LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) or Regulation S-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No. 16.1	Document Letter of KPMG LLP to the Securities and Exchange Commission

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2005	ESPEY MFG. & ELECTRONICS CORP. By: /s/ David A. O'Neil David A. O'Neil, Treasurer and Principal Financial Officer

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